Exhibit 10.2

SECURITIES PLEDGE AGREEMENT

This SECURITIES PLEDGE AGREEMENT (this “Agreement”) is made as of April 24, 2013, by and among CRA INTERNATIONAL, INC., a Massachusetts corporation (the “Company”), and each other Person who joins this Agreement pursuant to Section 1.02 hereof (together with the Company, the “Pledgors” and each, individually, a “Pledgor”) and RBS CITIZENS, N.A., as administrative agent (hereinafter, in such capacity, the “Administrative Agent”) for itself and the other lending institutions (hereinafter, collectively, the “Lenders”) which are or may become parties to that certain Credit Agreement, dated as of April 24, 2013 (as amended, restated, supplemented, modified and in effect from time to time, the “Credit Agreement”), among the Company, CRA International (UK) Limited, a private limited company incorporated in England and Wales (registered number 04007726 (the “UK Borrower” and, together with the Company, the “Borrowers”), the Lenders and the Administrative Agent.

WHEREAS, as of the date hereof, each Pledgor is the direct legal and beneficial owner of all of the issued and outstanding Equity Interests (as hereinafter defined) stated to be owned by such Pledgor on Schedule 1 hereof, which represent all of the issued and outstanding Equity Interests of the Issuer thereof (except as otherwise noted on such Schedule 1); and

WHEREAS, it is a condition precedent to the Lenders’ making any Loans or otherwise extending credit to and the Issuing Bank issuing, extending or renewing Letters of Credit for the benefit of the Borrowers under the Credit Agreement that each Pledgor execute and deliver to the Administrative Agent, for the benefit of the Secured Parties, a pledge agreement, pursuant to which such Pledgor shall have pledged to the Administrative Agent the Pledged Collateral; and

WHEREAS, each Pledgor will benefit materially from the transactions contemplated by the Credit Agreement and, as a material inducement to the Administrative Agent, Issuing Bank and Lenders to enter into the Credit Agreement, each Pledgor wishes hereby to grant a pledge and security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in all of the Pledged Collateral;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

ARTICLE I.

Pledge of Equity Interests, etc.

Section 1.01.                          Pledge of Equity Interests.  Each Pledgor hereby pledges, assigns, and grants a security interest in, and delivers to the Administrative Agent, for the benefit of the Secured Parties, all the right, title and interest of such Pledgor in and to (a) all Equity Interests at any time now or hereafter held by such Pledgor in each of CRA International Hong Kong LLC, CRA International Holdings LLC, each other Domestic Subsidiary (whether now existing or hereafter acquired or formed) of such Pledgor, and each Foreign Subsidiary (whether now owned or hereafter acquired or formed) of such Pledgor that is not a CFC (in each case, other than NeuCo, Inc. (and any Subsidiaries thereof) and other Subsidiaries of such Pledgor that are direct or indirect Subsidiaries of a Foreign Subsidiary that is a CFC), (b) all of the non-voting Equity Interests at any time now or hereafter held by such Pledgor in each of its first-tier Foreign Subsidiaries, (c) the Equity Interests at any time now or hereafter held by such Pledgor in each of CRA International Limited, CRA International (UK) Limited, CRA International (Netherlands) B.V. and each other first-tier Foreign Subsidiary (whether now existing or hereafter acquired or formed) of the Pledgor that is a CFC, excluding in each of the foregoing cases in this clause (c) the Excluded Equity Interests, (d) all payments or distributions, whether in cash, property or otherwise, at any time owing or payable to such Pledgor on account of such pledged Equity Interests, (e) all of such Pledgor’s rights and interests with respect to such pledged Equity Interests under each of the Organization Documents of the Issuers, and any other agreements relating to such pledged Equity Interests, including all voting and management rights and all rights to grant or withhold consents or approvals, (f) all rights of access and inspection to and use of all books and records, including computer software and computer software programs, of the Issuers of such pledged Equity Interests, (g) all other rights, interests, property or claims to which such Pledgor may be entitled in its capacity as a holder of such pledged Equity Interests, and (h) all proceeds, income from, increases in and products of any of the foregoing and all general intangibles and investment property relating to such pledged Equity Interests.  Subject to Section 6.17 of the Credit Agreement, the certificates for such pledged Equity Interests, to the extent that such interests are represented by certificates, accompanied by stock or transfer powers or other appropriate instruments of assignment thereof duly executed in blank by such Pledgor, have been delivered to the Administrative Agent.  Without limiting the foregoing, the Equity Interests pledged under this Section 1.01 shall include without limitation, as of the date hereof, the Equity Interests described on Schedule 1 hereto (which may be updated from time to time by the Administrative Agent and the Company pursuant hereto to reflect the Pledged Equity Interests at the time required to be pledged hereunder).

Section 1.02.                          Additional Equity Interests.  In case any Pledgor shall acquire any additional Equity Interests of an Issuer or other Person which is a successor thereof, or any securities exchangeable for or convertible into the Equity Interests pledged or required to be pledged hereunder, whether by purchase, stock dividend, stock split or otherwise, then such Equity Interests shall be subject to the pledge, collateral assignment and security interest granted to the Administrative Agent, for the benefit of the Secured Parties, under this Agreement, subject in each case of any Issuer which is a Foreign Subsidiary to the 65% limitation set forth in Section 1.01(c), and such Pledgor shall forthwith deliver to the Administrative Agent any certificates therefor, accompanied by stock or transfer powers or other appropriate instruments of assignment duly executed by such Pledgor in blank.  Each Pledgor shall immediately notify the Administrative Agent of the acquisition of such additional Equity Interests or exchanged or converted Equity Interests and the Administrative Agent and the Company may from time to time complete and Administrative Agent may attach as Schedule 1 hereto an updated list of the Equity Interests at the time pledged, and required to be pledged, to the Administrative Agent hereunder.

Section 1.03.                          Pledge of Cash Collateral Account.  Each Pledgor also hereby pledges, assigns, grants a security interest in, and delivers to the Administrative Agent, for the benefit of the Secured Parties, the Cash Collateral Account and all of the Cash Collateral as such terms are hereinafter defined.

ARTICLE II.

Definitions.

The term “Obligations” and all other capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.  Terms used herein and not defined in the Credit Agreement or otherwise defined herein that are defined in the UCC (as defined below) have such defined meanings herein (with terms used in Article 9 controlling over terms used in another Article), unless the context otherwise indicates or requires, and the following terms shall have the following meanings:

“Additional Pledgor” has the meaning specified in Article XXIII.

“Cash Collateral” has the meaning specified in Section 5.02.

“Cash Collateral Account” has the meaning specified in Section 5.02.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Domestic Subsidiary” means any Subsidiary of a Pledgor that is organized under the laws of the United States, any state thereof or the District of Columbia.

“Excluded Equity Interests” means voting Equity Interests in excess of 65% of the voting Equity Interests of a Foreign Subsidiary which is a CFC.

“Foreign Subsidiary” means any direct or indirect Subsidiary of a Pledgor that is organized under the laws of a jurisdiction other than the United States, a state thereof or the District of Columbia.

“Issuer” means an issuer of any of the Equity Interests pledged hereunder from time to time.

“Pledged Collateral” means any and all Equity Interests and other property and assets described in Sections 1.01, 1.02 and 1.03 at any time pledged to the Administrative Agent hereunder.

“Pledged Equity Interests” means all of the issued and outstanding Equity Interests of any Issuer from time to time pledged hereunder, including without limitation those set forth on Schedule 1 hereof (as updated from time to time pursuant hereto), and any additional Pledged Equity Interests from time to time pledged to the Administrative Agent hereunder pursuant to Article III or Article XXIII hereof.

“Securities Act” has the meaning specified in Section 7.03.

“Secured Parties” means the Administrative Agent, the Lenders, any Hedge Bank and any Cash Management Bank.

“Securities Pledge Agreement Joinder” means a Securities Pledge Agreement Joinder, substantially in the form attached as Exhibit A hereto.

“Time Deposits” has the meaning specified in Section 5.02.

“UCC”  The Uniform Commercial Code as the same may from time to time be in effect in the State of New York (and each reference in this Agreement to an Article thereof shall refer to that Article as from time to time in effect); provided, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Administrative Agent’s security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code (including the Articles thereof) as in effect at such time in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

ARTICLE III.

Security for Obligations.

This Agreement and the security interest in and pledge of the Pledged Collateral hereunder are made with and granted to the Administrative Agent, for the benefit of the Secured Parties, as security for the payment and performance in full of all the Obligations.

ARTICLE IV.

Representations, Warranties and Covenants of Pledgors.

Each Pledgor hereby represents, warrants and covenants as follows:

Section 4.01.                          Except for the security interest and pledge hereunder or any Lien on the Pledged Collateral permitted under Section 7.01(b) or (g) of the Credit Agreement, (a) such Pledgor has good and marketable title to, and is the sole legal and beneficial owner of, and Pledgor holds the Pledged Collateral, free and clear of any Lien or restriction on transfer, (b) there are no restrictions upon the voting rights of any of the Pledged Equity Interests, (c) the Pledged Equity Interests have been duly and validly issued, and are fully paid and non-assessable, and (d) such Pledgor has full corporate or other necessary power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to grant a security interest in the Pledged Collateral to the Administrative Agent, for the benefit of the Secured Parties, free of any Lien.

Section 4.02.                          Such Pledgor shall promptly pay any and all Taxes upon the Pledged Collateral when due other than those contested in good faith by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP.

Section 4.03.                          Such Pledgor shall not sell or otherwise assign, transfer or dispose of any Pledged Collateral or any interest therein, except as permitted under the Credit Agreement or pursuant to this Agreement.

Section 4.04.                          Such Pledgor shall keep the Pledged Collateral free from any Lien, except for the pledge provided hereby or any Lien on the Pledged Collateral permitted under Section 7.01(b) or (g) of the Credit Agreement, and shall take such actions reasonably necessary to protect such Pledged Collateral against all claims and demands of all Persons at any time claiming any interest therein.  Such Pledgor further covenants that it will have the title to and right to pledge and grant a security interest in the Pledged Collateral hereafter pledged or in which a security interest is granted to the Lender hereunder and will likewise defend the rights, pledge and security interest thereof and therein of the Lender.

Section 4.05.                          The Pledged Equity Interests represent, and such Pledgor is, the legal and beneficial holders of, the issued and outstanding Pledged Equity Interests of the Issuers described on Schedule 1 and shown thereon to be owned by such Pledgor, which constitutes all of the issued and outstanding Equity Interests of such Issuers, except as otherwise noted thereon.  The information set forth in Schedule 1 (as updated from time to time pursuant hereto) is true, correct and complete in all respects.  There are no existing warrants, options, calls or commitments relating to any Pledged Equity Interests.

Section 4.06.                          Such Pledgor will not, without the prior written consent of the Administrative Agent, amend, modify or change any of the Organization Documents of the Issuers, other than any such amendments, modifications or changes which are not, and could not reasonably be expected to be, adverse in any material respect to the interests of the Agent, any Lender, the Issuing Bank, any Hedge Bank or any Cash Management Bank.  Such Pledgor will perform and observe, or cause to be performed and observed, all of such Pledgor’s obligations under the Organization Documents of the Issuers.  No provisions of any Organization Document of the Issuers (a) prohibits, restricts, conditions or otherwise affects the grant hereunder of any Lien on any of the Pledged Collateral or any enforcement action which may be taken in respect of any such Lien or (b) otherwise conflicts with the terms of this Agreement.

Section 4.07.                          If an Event of Default has occurred and is continuing, the Issuers will comply with entitlement orders originated by the Administrative Agent relating to the Pledged Collateral without any consent by any Pledgor or any other Person.

Section 4.08.                          The execution and delivery of, and performance by such Pledgor of its obligations under this Agreement will not violate any provision of law, any order, judgment or decree of any Governmental Authority, the Organization Documents of such Pledgor or any indenture, agreement or other instrument to which such Pledgor is a party, or by which such Pledgor is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the property or assets of such Pledgor pursuant to, any such indenture, agreement or instrument.

Section 4.09.                          Except for the filing of proper UCC-1 financing statements with respect to Equity Interests for perfection purposes, such Pledgor is not required under U.S. law to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority in the U.S. or any other Person in connection with or as a condition to the execution, delivery or performance of this Agreement which has not been obtained.

Section 4.10.                          This Agreement and other agreements and instruments relating hereto constitute the valid and binding obligations of such Pledgor, enforceable against it in accordance with its terms, subject, however to Insolvency Laws and the application of general principles of equity and principles of good faith and fair dealing, whether in any action in law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right under any such agreement.

Section 4.11.                          None of the Pledged Equity Interests consisting of partnership or limited liability company interests (i) is dealt in or traded on a securities exchange or in a securities market, (ii) by its terms or the terms of the applicable Issuer’s Organization Documents expressly provides that it is a security governed by Article 8 of the Uniform Commercial Code as in effect in any jurisdiction, (iii) is an investment company security, or (iv) is held in a securities account.

ARTICLE V.

Dividend Rights, etc.

Section 5.01.                          Distributions.

(a)                                 So long as no Event of Default shall have occurred and be continuing and subject to Section 1.02 hereof, each Pledgor may receive and retain any and all dividends and distributions (other than stock dividends and other dividends and distributions constituting Pledged Collateral addressed hereinabove) or interest paid in respect of the Pledged Collateral to the extent they are Restricted Payments permitted under the Credit Agreement.

(b)                                 Upon the occurrence and during the continuance of an Event of Default:

(i)                                     all rights of a Pledgor to receive the dividends, distributions and Restricted Payments that it would otherwise be authorized to receive and retain pursuant to paragraph (a) shall cease and all such rights shall thereupon be vested in the

Administrative Agent, which shall then have the sole right to receive and hold as Pledged Collateral such dividends, distributions and Restricted Payments; and

(ii)                                  all dividends, distributions and Restricted Payments that are received by a Pledgor contrary to the provisions of paragraph (i) of this subsection shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Administrative Agent as Pledged Collateral in the exact form received, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Obligations.

(c)                                  Upon the occurrence and during the continuance of an Event of Default, other sums or other property paid or distributed upon or with respect to any of the Pledged Collateral, whether by dividend or redemption or upon the liquidation or dissolution of the issuer thereof, recapitalization, or reclassification of capital, reorganization, or otherwise, shall be paid over and delivered to the Administrative Agent to be held by the Administrative Agent, for the benefit of the Secured Parties, as security for the payment and performance in full of all of the Obligations or applied to the Obligations in accordance with the Credit Agreement.

(d)                                 If the Administrative Agent shall so request in writing, each Pledgor agrees to execute and deliver to the Administrative Agent appropriate additional distribution and other orders and documents to effect the provisions of this Section 5.01.

Section 5.02.                          Cash Collateral Account.  All sums of money that are delivered to the Administrative Agent pursuant to this Section 5 shall be deposited into an interest bearing account with the Administrative Agent or, if the Administrative Agent is not the depositary bank, to an interest bearing account in the name of the Administrative Agent, for the benefit of the Secured Parties, as customer with a depositary bank satisfactory to the Administrative Agent (any such account, whether maintained with the Administrative Agent or in the Administrative Agent’s name as customer being herein referred to as the “Cash Collateral Account”).  Some or all of the funds from time to time in the Cash Collateral Account may be invested in time deposits, including, without limitation, certificates of deposit issued by the Administrative Agent (such certificates of deposit or other time deposits being hereinafter referred to, collectively, as “Time Deposits”), that are satisfactory to the Administrative Agent after consultation with each Pledgor, provided, that, in each such case, arrangements satisfactory to the Administrative Agent are made and are in place to perfect and to insure the first priority of the Administrative Agent’s security interest therein.  Interest earned on the Cash Collateral Account and on the Time Deposits, and the principal of the Time Deposits at maturity that is not invested in new Time Deposits, shall be deposited in the Cash Collateral Account.  The Cash Collateral Account, all sums from time to time standing to the credit of the Cash Collateral Account, any and all Time Deposits, any and all instruments or other writings evidencing Time Deposits and any and all proceeds or any thereof are hereinafter referred to as the “Cash Collateral.”

Section 5.03.                          Pledgor’s Rights to Cash Collateral, etc.  Except as otherwise expressly provided in ARTICLE XV, no Pledgor shall have the right to withdraw sums from the Cash Collateral Account, to receive any of the Cash Collateral or to require the Administrative Agent to part with the Administrative Agent’s possession of any instruments or other writings evidencing any Time Deposits.

ARTICLE VI.

Voting Rights, etc.

So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to vote the Pledged Equity Interests and to give consents, waivers and ratifications in respect of the Pledged Collateral; provided, however, that no vote shall be cast or consent, waiver or ratification given by each Pledgor if the effect thereof could reasonably be expected to impair any of the Pledged Collateral or be inconsistent with or result in any violation of any of the provisions of the Credit Agreement, the Notes or any of the other Loan Documents.  All such rights of each Pledgor to vote and give consents, waivers and ratifications with respect to the Pledged Collateral shall, at the Administrative Agent’s option, as evidenced by the Administrative Agent’s notifying such Pledgor of such election, cease for so long as an Event of Default shall have occurred and be continuing.

ARTICLE VII.

Remedies.

Section 7.01.                          In General.  If an Event of Default shall have occurred and be continuing, the Administrative Agent shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the UCC, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Administrative Agent deems expedient:

(a)                                 if the Administrative Agent so elects and gives notice of such election to each Pledgor, the Administrative Agent may exercise any management or voting rights relating to the Pledged Equity Interests (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) for any lawful purpose, including, without limitation, if the Administrative Agent so elects, for the liquidation of the assets of the issuer thereof, and give all consents, waivers and ratifications in respect of the Pledged Equity Interests and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Administrative Agent its proxy and attorney-in-fact, with full power of substitution, to do so);

(b)                                 the Administrative Agent may demand, sue for, collect or make any compromise or settlement the Administrative Agent deems suitable in respect of any Pledged Collateral;

(c)                                  the Administrative Agent may sell, resell, assign and deliver, or otherwise dispose of any or all of the Pledged Collateral, for cash or credit or both and upon such terms at such place or places, at such time or times and to such Persons as the Administrative Agent thinks expedient, all without demand for performance by each Pledgor or any notice or advertisement whatsoever except as expressly provided herein or as may otherwise be required by law;

(d)                                 subject to applicable law, the Administrative Agent may cause all or any part of the Pledged Collateral held by it to be transferred into its name or the name of its nominee or nominees; and

(e)                                  the Administrative Agent may set off or otherwise apply or credit against the Obligations any and all sums deposited with it or held by it, including without limitation, any sums standing to the credit of the Cash Collateral Account and any Time Deposits issued by the Administrative Agent.

Section 7.02.                          Sale of Pledged Collateral.  In the event of any sale or other disposition of the Pledged Collateral as provided in Section 7.01(c), the Administrative Agent shall give to each Pledgor at least ten (10) Business Days’ prior written notice of the time and place of any public sale or other disposition of the Pledged Collateral or of the time after which any private sale or any other intended disposition is to be made.  Each Pledgor hereby acknowledges that ten (10) Business Days’ prior authenticated notice of such sale or other disposition or sales or other dispositions shall be reasonable notice.  The Administrative Agent may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by each Pledgor, to the fullest extent permitted by law).  Subject to the Administrative Agent’s compliance with the notice requirements set forth above, the Administrative Agent may buy or otherwise acquire any part or all of the Pledged Collateral at any public sale or other disposition and if any part or all of the Pledged Collateral is of a type customarily sold or otherwise disposed of in a recognized market or is of the type which is the subject of widely distributed standard price quotations, the Administrative Agent may buy or otherwise acquire at private sale or other disposition and may make payments thereof by any means.  The Administrative Agent may apply the cash proceeds actually received from any sale or other disposition to the payment of the Obligations in accordance with Section 8.02 of the Credit Agreement.  Only after such applications, and after payment by the Administrative Agent of any amount required by Section 9-608(a)(1)(C) or Section 9-615(a)(3) of the UCC, need the Administrative Agent account to each Pledgor for any surplus.

Section 7.03.                          Registration of Stock.  If the Administrative Agent shall determine to exercise its right to sell or otherwise dispose of any or all of the Pledged Collateral pursuant to this Section 7, and if in the opinion of counsel for the Administrative Agent it is necessary, or if in the reasonable opinion of the Administrative Agent it is advisable, to have the Pledged Collateral, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the “Securities Act”), each Pledgor agrees to use its best efforts to cause the Issuers contemplated to be sold, to execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all at the expense of such Pledgor, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Administrative Agent, advisable to register such Pledged Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of 9 months from the date such registration statement became effective, and to make all amendments thereto or to the related prospectus or both that, in the reasonable opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.  Each Pledgor agrees to use its best efforts to cause such issuer or issuers to comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Administrative Agent shall designate and to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act.

Section 7.04.                          Private Sales.  Each Pledgor recognizes that the Administrative Agent may be unable to effect a public sale or other disposition of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act, federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers.  Each Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner.  The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the applicable Issuer would agree to do so.  Subject to the foregoing, the Administrative Agent agrees that any sale of the Pledged Collateral shall be made in a commercially reasonable manner, and each Pledgor agrees to use its best efforts to cause the issuer or issuers of the Pledged Collateral contemplated to be sold, to execute and deliver, and cause the directors (or other analogous persons) and officers of such issuer to execute and deliver, all at such Pledgor’s expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Administrative Agent, advisable to exempt such Pledged Collateral from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto.

Section 7.05.                          Pledgor’s Agreements, etc.  Each Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make any sales of any portion or all of the Pledged Collateral pursuant to this Section valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or “Blue Sky” laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Pledgor’s expense.  Each Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 7 shall be specifically enforceable against such Pledgor by the Administrative Agent and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

ARTICLE VIII.

Marshalling.

Neither the Administrative Agent nor any other Secured Party shall be required to marshal any present or future collateral security for (including but not limited to this Agreement and the Pledged Collateral), or other assurances of payment of, the Obligations or any of them, or to resort to such collateral security or other assurances of payment in any particular order.  All of the Administrative Agent’s rights hereunder and of the Administrative Agent and the other Secured Parties in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that it lawfully may, each Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral that might cause delay in or impede the enforcement of the Administrative Agent’s rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and to the extent that it lawfully may, each Pledgor hereby irrevocably waives the benefits of all such laws.

ARTICLE IX.

Pledgor’s Obligations Not Affected.

The obligations of each Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any exercise or nonexercise, or any waiver, by the Administrative Agent or any other Secured Party of any right, remedy, power or privilege under or in respect of any of the Obligations or any security thereof (including this Agreement); (b) any amendment to or modification of the Credit Agreement, any Note, the other Loan Documents or any of the Obligations; (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations; or (d) the taking of additional security for, or any other assurances of payment of, any of the Obligations or the release or discharge or termination of any security or other assurances of payment or performance for any of the Obligations; whether or not each Pledgor shall have notice or knowledge of any of the foregoing, each Pledgor hereby generally waiving all suretyship defenses to the extent applicable.

ARTICLE X.

Transfer, etc., by Pledgor.

Without the prior written consent of the Administrative Agent, no Pledgor shall sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber or restrict any of the Pledged Collateral or any interest therein, except for the pledge thereof and security interest therein provided for in this Agreement and the other Loan Documents, Liens permitted under Section 7.01(b) and (g) of the Credit Agreement, and, so long as no Event of Default then exists and is continuing, other actions to the extent permitted by and in accordance with the terms of the Credit Agreement.

ARTICLE XI.

Further Assurances.

Each Pledgor will do all such acts, and will furnish to the Administrative Agent all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Administrative Agent may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Administrative Agent and other Secured Parties hereunder, all without any cost or expense to the Administrative Agent or any other Secured Party.  Each Pledgor hereby irrevocably authorizes the Administrative Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the collateral as the Pledged Collateral or words of similar effect, or as being of equal or lesser scope or in greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the jurisdiction of the filing office for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Pledgor is an organization, the type of organization and any organization identification number issued to such Pledgor.  Each Pledgor agrees to furnish any such information to the Administrative Agent promptly upon request.  Each Pledgor also ratifies its authorization for the Administrative Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof. Each Pledgor will not permit to be effected any amendment or modification of any Organization Document of any of the Issuers which would (or would be reasonably likely to) adversely affect the rights or remedies of the Administrative Agent hereunder or the value of the Pledged Collateral.  Without the prior written consent of the Administrative Agent, no Pledgor will cause or permit the membership interests or partnership or limited partnership interests of such Pledgor pledged hereunder which are issued by a limited liability company or a partnership or limited partnership, as the case may be, to be evidenced by a certificate issued by such limited liability company or partnership or limited partnership or to constitute a security governed by Article 8 of the Uniform Commercial Code of the jurisdiction in which it is organized unless such certificate, together with a duly executed stock power or other instrument of assignment executed in blank, has been delivered to the Administrative Agent for the benefit of the Secured Parties.

ARTICLE XII.

Administrative Agent’s Exoneration.

Under no circumstances shall the Administrative Agent be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Pledged Collateral of any nature or kind or any matter or proceedings arising out of or relating thereto, other than (a) to exercise reasonable care in the physical custody of the Pledged Collateral and (b) after an Event of Default shall have occurred and be continuing to act in a commercially reasonable manner.  Neither the Administrative Agent nor any other Secured Party shall be required to take any action of any kind to collect, preserve or protect its or any Pledgor’s rights in the Pledged Collateral or against other parties thereto.  The Administrative Agent’s prior recourse to any part or all of the Pledged Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of any of the Obligations.  This Agreement constitutes a pledge of the Pledged Collateral and any other applicable collateral hereunder only, and not an assignment of any duties or obligations of any Pledgor with respect thereto, and by its acceptance hereof and whether or not the Administrative Agent shall have exercised any of its rights or remedies hereunder, none of the Administrative Agent or any other Secured Party undertakes to perform or discharge, and none of the Administrative Agent or any other Secured Party shall be responsible or liable for the performance or discharge of any such duties or responsibilities, including, without limitation, for any capital calls.  Each Pledgor agrees that, notwithstanding the exercise by the Administrative Agent of any of its rights hereunder, such Pledgor shall remain liable nonetheless for the full and prompt performance of all of such Pledgor’s obligations and liabilities under any Organization Document evidencing or governing any Pledged Equity Interests.  Under no circumstances shall the Administrative Agent or any holder of any of the Obligations as such be deemed to be a member, limited partner, or other equity owner of any of the Issuers by virtue of the provisions of this Agreement unless expressly agreed to in writing by the Administrative Agent or such other Secured Party or holder.  Without limiting the generality of the foregoing, none of the Administrative Agent or any other Secured Party shall have any fiduciary duty as such to any Pledgor or any other equity owner of the Issuers by reason of this Agreement, whether by virtue of the security interests and liens hereunder, or any enforcement action in respect of such security interests and liens, unless and until the Administrative Agent or such Secured Party is actually admitted to the applicable Issuer as a substitute member or substitute equity owner thereof after exercising enforcement rights under part 6 of Article 9 of the Uniform Commercial Code in effect in the applicable jurisdiction, or otherwise.

ARTICLE XIII.

Amendments, etc.

No amendment to or waiver of any provision of this Agreement, nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be made in accordance with Section 11.01 of the Credit Agreement, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No act, failure or delay by the Administrative Agent shall constitute a waiver of its rights and remedies hereunder or otherwise.  No single or partial waiver by the Administrative Agent of any default or right or remedy that it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

ARTICLE XIV.

Notice, etc.

All notices, requests and other communications hereunder shall be made in the manner set forth in Section 11.02 of the Credit Agreement and, in the case of any Pledgor other than the Company, to such Pledgor in care of the Company.

ARTICLE XV.

Termination.

Upon final payment in full, in cash, and performance in full of the Obligations (other than (i) contingent indemnification Obligations to the extent that no claim giving rise thereto has been asserted and (ii) Obligations under Secured Hedge Agreements and Cash Management Obligations) and the cancellation or termination of any commitment to extend credit under the Credit Agreement or any of the other Loan Documents, this Agreement shall terminate and the Administrative Agent shall, at each Pledgor’s request and expense, promptly return such Pledged Collateral in the possession or control of the Administrative Agent as has not theretofore been disposed of pursuant to the provisions hereof, together with any moneys and other property at the time held by the Administrative Agent hereunder.

ARTICLE XVI.

Overdue Amounts.

Until paid, any amounts due and payable hereunder shall be a debt secured by the Pledged Collateral and, if not paid when due, shall bear, whether before or after judgment, interest at the Default Rate set forth in the Credit Agreement.

ARTICLE XVII.

Pledgor Waiver.

Each Pledgor hereby waives promptness, diligence, presentment, demand, protest, notice of acceptance, notice of any Obligations incurred and any other notice with respect to any of the Obligations and this Agreement and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against the Company or any other Person (including any other guarantor) or any collateral securing the Obligations all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, and all surety defenses generally.

ARTICLE XVIII.

Registration and Filing.

Each Pledgor (a) will cause the Issuers to duly register the security interests granted hereby on its books, (b) has duly authorized or executed and caused any UCC-1 financing statements to be filed with respect to the Pledged Collateral in such a manner and in such places as may be required by law in order to fully protect the rights of the Administrative Agent and the other Secured Parties hereunder, and (c) will cause any UCC-1 financing statements with respect to the Pledged Collateral at all times to be kept recorded and filed at the applicable Issuer’s expense in such a manner and in such places as may be required by law in order to fully perfect the interests and protect the rights of the Administrative Agent and the other Secured Parties hereunder.

ARTICLE XIX.

Execution in Counterparts.

This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

ARTICLE XX.

Severability.

If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

ARTICLE XXI.

Miscellaneous.

The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.  This Agreement and all rights and obligations hereunder shall be binding upon each Pledgor and its respective successors and assigns, and shall inure to the benefit of the Administrative Agent and the other Secured Parties and their respective successors and assigns; provided, however, that no Pledgor shall assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Secured Party.  Each Pledgor acknowledges receipt of a copy of this Agreement.

ARTICLE XXII.

Organization Document Provisions.

Each Pledgor (a) hereby irrevocably waives any and all provisions of any Organization Document of each Issuer that (i) prohibits, restricts, conditions or otherwise affects the grant hereunder of any Lien on any of the Pledged Collateral (or any enforcement action which may be taken in respect of any such Lien, including, without limitation, any foreclosure upon or subsequent disposition of such equity interest by the Administrative Agent or any Lender) or (ii) otherwise conflicts with the terms of this Agreement and (b) notwithstanding any provision of any limited liability company agreement or operating agreement (as amended and in effect from time to time) relating to any Pledged Collateral issued by a limited liability company for which any Pledgor is the sole member, irrevocably acknowledges and agrees that any restrictions upon the transfer of membership interests set forth in any such limited liability company agreement or operating agreement which comprise a part of the Organization Documents of such limited liability company shall not apply to the grant by any Pledgor of a Lien on its membership interest to the Administrative Agent (whether pursuant to this Agreement or otherwise) or any enforcement action which may be taken by the Administrative Agent in respect of any such Lien, including, without limitation, any foreclosure upon or subsequent disposition of such membership interests by the Administrative Agent and that any such transferee of such membership interests shall be admitted as a member of such limited liability company and shall have all of the rights of the member that previously owned such membership interests without any further action of the member(s) of such limited liability company.  In connection with the exercise by the Administrative Agent of any of its rights and remedies under this Agreement, each Pledgor consents to the assignment of any Pledged Equity Interest (including any economic interest therein and all voting rights and respect thereof) in the Subsidiaries of each Pledgor and agrees that no such assignment and no foreclosure thereunder or other remedies in respect thereof in accordance herewith shall in itself effect a termination or dissolution of each Pledgor.

ARTICLE XXIII.

Additional Pledgors.

Upon the formation or acquisition of any new direct or indirect Subsidiary (other than any Subsidiary of NeuCo, Inc. or any Subsidiary that is a direct or indirect Subsidiary of a Foreign Subsidiary that is a CFC), the Company shall notify the Administrative Agent of the acquisition or formation thereof within thirty (30) days of such formation or acquisition and shall within such 30-day period deliver to the Administrative Agent, as applicable with respect to any such Subsidiary: (a) an executed copy of the Securities Pledge Agreement Joinder executed by the parent of any such Subsidiary as an Additional Pledgor (as defined herein) if such parent is not then a Pledgor hereunder, (b) information concerning the Equity Interests of such Subsidiary sufficient for the Administrative Agent to update Schedule 1 hereto with the Company’s assistance, including without limitation information concerning the Equity Interests thereof to be pledged hereunder (which shall exclude any Excluded Equity Interests of such Subsidiary), and (c) any and all certificates representing such pledged Equity Interests (to the extent certificated), accompanied by stock powers pursuant to Section 6.15(b) of the Credit Agreement. In no event shall any Foreign Subsidiary that is a CFC be required to execute a Securities Pledge Agreement Joinder or otherwise become a Pledgor hereunder. Upon the execution and delivery by any Person of a Securities Pledge Agreement Joinder, (x) such Person shall be referred to as an “Additional Pledgor” and shall become and be a Pledgor hereunder, and each reference in this Agreement to a “Pledgor” shall also mean and be a reference to such Additional Pledgor, and each reference in any other Loan Document to a “Pledgor” shall also mean and be a reference to include such Additional Pledgor, and (b) each reference herein to “this Agreement,” “hereunder,” “hereof” or words of like import referring to this Agreement, and each reference in any other Loan Document to the “Securities Pledge Agreement,” “thereunder,” “thereof” or words of like import referring to this Agreement, shall mean and be a reference to this Agreement as supplemented by such Securities Pledge Agreement Joinder.

ARTICLE XXIV.

Governing Law.

(A)                               THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(B)                               EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE ISSUING BANK, OR ANY PARTY RELATED TO ANY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF.

EACH PLEDGOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, LITIGATION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT, THE ISSUING BANK AND THE OTHER SECURED PARTIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY LOAN DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

(C)                               EACH PLEDGOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (b) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

ARTICLE XXV.

Waiver of Jury Trial.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, intending to be legally bound, each Pledgor and the Administrative Agent have caused this Agreement to be executed as of the date first above written.

CRA INTERNATIONAL, INC.

By:	/s/ Paul Maleh
	Name:	Paul Maleh
	Title:	CEO and President

[Signature Page to Securities Pledge Agreement]

The Administrative Agent:

RBS CITIZENS, N.A.,
as Administrative Agent

By:	/s/ James Tzouvelis
	Name:	James Tzouvelis
	Title:	Senior Vice President

[Signature Page to Securities Pledge Agreement]

Each Issuer hereby acknowledges the provisions of the Securities Pledge Agreement applicable to it:

Acknowledged by:

CRA SECURITY CORPORATION

By:	/s/ Paul Maleh
Name: Paul Maleh
Title: President

CRA INTERNATIONAL HONG KONG LLC

By:	/s/ Paul Maleh
Name: Paul Maleh
Title: Director

CRA INTERNATIONAL HOLDINGS LLC

By:	/s/ Paul Maleh
Name: Paul Maleh
Title: President and CEO

CRA INTERNATIONAL LIMITED

By:	/s/ Paul Maleh
Name: Paul Maleh
Title: President

CRA INTERNATIONAL (UK) LIMITED

By:	/s/ Paul Maleh
Name: Paul Maleh
Title: Chairman of the Board

CRA INTERNATIONAL (NETHERLANDS) B.V.

By:	/s/ Paul Maleh
Name: Paul Maleh
Title: Managing Director

[Signature Page to Securities Pledge Agreement]

SCHEDULE 1 TO SECURITIES PLEDGE AGREEMENT

None of the Issuers has any issued or outstanding shares of its capital stock, membership interests, partnership interests or other Equity Interests of any class or any commitments to issue any shares of its capital stock, membership interests, partnership interests or other Equity Interests of any class or any securities convertible into or exchangeable for any shares of its capital stock, membership interests, partnership interests or other Equity Interests of any class except as otherwise stated in this Schedule 1.

Issuer	Record Owner	Class(es) of Shares/Units	Number of Issued and Outstanding Shares/Units of each Class	Number/Percentage of Shares/Units Pledged	If certificated, Certificate Number(s)
CRA Security Corporation	Company
CRA International Hong Kong LLC	Company
CRA International Holdings LLC	Company
CRA International (UK) Limited*	Company
CRA International (Netherlands) B.V.*	Company
CRA International Limited*	Company

* Limited to pledge of 100% of non-voting and 65% of voting Equity Interests

Exhibit A
to Securities Pledge Agreement

SECURITIES PLEDGE AGREEMENT JOINDER

SECURITIES PLEDGE AGREEMENT JOINDER dated as of                   ,          (this “Agreement”) made by [Insert Name of Pledgor], a [Insert State of Organization] [corporation, limited partnership or limited liability company] (the “Additional Pledgor”) in favor of RBS CITIZENS, N.A., as Administrative Agent (the “Administrative Agent”) for the benefit of the Secured Parties (as defined in the Securities Pledge Agreement referred to below).

RECITALS:

(1)                                 CRA INTERNATIONAL, INC., a Massachusetts corporation (the “Company”), CRA INTERNATIONAL (UK) LIMITED, a private limited company incorporated in England and Wales (registered number 04007726) (the “UK Borrower”, and together with the Company, the “Borrowers”), the lenders party thereto (the “Lenders”) and the Administrative Agent are parties to a Credit Agreement dated as of April 24, 2013 (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”).

(2)                                 In connection with the Credit Agreement, the Company and each Person who has joined pursuant to Article XIII thereof (such Persons, together with the Company, collectively, the “Pledgors” and individually, each a “Pledgor”) entered into a Securities Pledge Agreement (as the same may from time to time be amended, restated or otherwise modified, the “Securities Pledge Agreement”), pursuant to which each Pledgor granted to the Administrative Agent, for the benefit of the Secured Parties a security interest in and pledge of certain Equity Interests of Issuers set forth on Schedule 1 thereto.

(3)                                 The Additional Pledgor is a Subsidiary (as defined in the Credit Agreement), of the Company and desires to become a party to the Securities Pledge Agreement pursuant to Article XIII of the Securities Pledge Agreement and to become a “Pledgor” thereunder.

(4)                                 Capitalized terms used but not defined herein shall have the meanings given to such terms in the Securities Pledge Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Additional Pledgor hereby agrees as follows:

Section 1.                                           Assumption and Joinder.

(a)                                 The Additional Pledgor hereby expressly assumes, and hereby agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, appointments, duties and liabilities of a “Pledgor” under the Securities Pledge Agreement and all of the other Loan Documents (as defined in the Credit Agreement) applicable to it as a Pledgor under the Securities Pledge Agreement.  By virtue of the foregoing, the Additional Pledgor hereby accepts and assumes any liability of a Pledgor related to each representation, warranty, covenant or obligation made by a Pledgor in the Securities Pledge Agreement, and hereby expressly affirms, as of the date hereof, each of such representations, warranties, covenants and obligations.  In connection with the foregoing, the Additional Pledgor hereby grants to the Administrative Agent for the benefit of the Secured Parties a security interest in, and hereby pledges to the Administrative Agent, for the benefit of the Secured Parties, all of the Pledged Equity Interests of the Additional Pledgor on the terms and conditions set forth in the Securities Pledge Agreement.

(b)                                 All references to the term Pledgor in the Securities Pledge Agreement or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be a reference to, and shall include, the Additional Pledgor.

Section 2.                                           Representations and Warranties.  The Additional Pledgor hereby represents and warrants to the Administrative Agent and the Secured Parties as follows:

(a)                                 The Additional Pledgor has the requisite [corporate, partnership or company] power and authority to enter into this Agreement and to perform its obligations hereunder and under the Securities Pledge Agreement and any other Loan Document to which it is a party.  The execution, delivery and performance of this Agreement by the Additional Pledgor and the performance of its obligations under this Agreement, the Securities Pledge Agreement, and any other Loan Document have been duly authorized by the [Board of Directors of the Additional Pledgor] and no other [corporate, partnership or company] proceedings on the part of the Additional Pledgor are necessary to authorize the execution, delivery or performance of this Agreement, the transactions contemplated hereby or the performance of its obligations under this Agreement, the Securities Pledge Agreement or any other Loan Document.  This Agreement has been duly executed and delivered by the Additional Pledgor.  This Agreement, the Securities Pledge Agreement and each Loan Document constitutes the legal, valid and binding obligation of the Additional Pledgor enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.

(b)                                 The representations and warranties set forth in the Securities Pledge Agreement are true and correct in all material respects on and as of the date hereof as such representations and warranties apply to the Additional Pledgor (except to the extent that any such representations and warranties expressly relate to an earlier date) with the same force and effect as if made on the date hereof.

Section 3.                                           Schedule 1 to Securities Pledge Agreement.  Attached hereto is an updated Schedule 1 to the Securities Pledge Agreement.  The information contained in such schedule is true and correct in all respects.

Section 4.                                       Further Assurances.  At any time and from time to time, upon the Administrative Agent’s request and at the sole expense of the Additional Pledgor, the Additional Pledgor will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Agreement.

Section 5.                                           Binding Effect.  This Agreement shall be binding upon the Additional Pledgor and shall inure to the benefit of the Administrative Agent and the other Secured Parties and their respective successors and assigns.

Section 6.                                           Governing Law.  This Agreement and the rights of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York without regard to conflict of law principles that would result in the application of the laws of another jurisdiction.

Section 7.                                           JURY TRIAL WAIVER.  THE ADDITIONAL PLEDGOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 8.                                           Miscellaneous.  Delivery of an executed signature page to this Agreement by facsimile shall be effective as delivery of a manually executed copy of this Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

[ ]

By:
Name:
Title:

Acknowledged and Agreed:

RBS CITIZENS, N.A.,
as Administrative Agent

By:
Name:
Title: